Exhibit 10.62
SECOND AMENDMENT
TO
COLLABORATION AND FACILITIES AGREEMENT
     This SECOND AMENDMENT (“Second Amendment”) is hereby entered into as of January 1, 2006 (the “Second Amendment Effective Date”), by and between Portola Pharmaceuticals, Inc. (“Portola”) and Cytokinetics, Inc. (“Cytokinetics”) (collectively, the “Parties”). Terms used in this Second Amendment and not otherwise defined herein shall have the meanings given to them in the Agreement (as defined below).
RECITALS
     A.     Portola and Cytokinetics are parties to the Collaboration and Facilities Agreement dated August 19, 2004, as previously amended March 24, 2005 (the “Agreement”).
     B.     The Parties wish to extend the Term and amend certain terms and conditions of the Agreement, all as described in more detail herein below.
AGREEMENT
     NOW, THEREFORE, the Parties agree as follows:
1.	Assistance. As requested by Cytokinetics and as reasonably practicable, Portola shall cause its employees, [***] and [***], to assist Cytokinetics in the design, development and setup of the Cytokinetics’ [***] to be located at 256 East Grand Avenue, South San Francisco, California (the “CK [***]”) and the Cytokinetics [***] program.

2.	Deletion of Certain Terms. Sections 1(a), 1(b), 1(n), 1(p), 1(s), 1(y), 1(jj), and 1(ll) of the Agreement are hereby deleted.

3.	Amendment of Section 1(o). Section 1(o) of the Agreement is hereby replaced with the following:

““Direct Cytokinetics Costs” means the cost of specific items (e.g., reagents, special [***], [***], equipment, etc.) purchased at Cytokinetics’ written request and used solely for the Collaboration and/or by or on behalf of Cytokinetics. Direct Cytokinetics Costs shall exclude Replacement [***] Purchases, [***] Costs and General Lab Operating Costs.”

4.	Amendment of Section 1(mm). Section 1(mm) of the Agreement is hereby replaced with the following:

““Term” shall have the meaning set forth in Section 13.”

5.	Addition of Section 1 (pp). The following definition is added as Section 1(pp) to the Agreement:

““Replacement [***] Purchases” means one hundred percent (100%) of the actual direct cost of a [***] purchased by Portola to replace a [***] used under the Collaboration where the need to replace such [***] is the result of the lack of [***] of a Cytokinetics [***] being studied [***] under the Collaboration.”

6.	Amendment of Section 2(d)(i). Section 2(d)(i) of the Agreement is hereby replaced with the following:

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“Subject to the terms of this Agreement, Portola shall provide the following services to Cytokinetics, to the extent reasonably requested by Cytokinetics and agreed in writing by Portola, with at least the same level of priority as Portola’s own studies of a similar nature: (A) oversee studies conducted at the Master Premises hereunder; (B) conduct studies [***] (e.g., [***], [***] and [***] studies) as described in the Research Plan in collaboration with or on behalf of Cytokinetics Personnel; provided that, unless requested by Cytokinetics in advance in writing, Portola shall not conduct more than two (2) such studies per month; (C) conduct studies [***] (e.g., [***] studies with [***]) as described in the Research Plan in collaboration with or on behalf of Cytokinetics Personnel; and (D) support [***] and [***] analyses for all studies conducted by Portola hereunder.”

7.	Amendment of Section 2(d)(ii). Section 2(d)(ii) of the Agreement is hereby replaced with the following:

“Subject to the terms of this Agreement, Portola shall: (A) provide Cytokinetics with [***], [***] and related support for a [***] of [***] to [***] ([***]-[***]) [***] required for the studies and tasks described in the Research Plan; and (B) provide Cytokinetics Personnel with access to and use of the appropriate rooms within Portola’s [***] in the Master Premises, if available, for the conduct of the studies and tasks described in the Research Plan, including without limitation studies [***] (e.g., [***], [***] and [***] studies) by Cytokinetics Personnel.”

8.	Amendment of Section 2(d)(iii). Section 2(d)(iii) of the Agreement is hereby replaced with the following:

“Subject to the terms of this Agreement, Portola agrees, and shall ensure that the Portola Personnel complete diligently the obligations of Portola as set forth in the Research Plan in accordance with the specifications specified therein. Portola Personnel will report the results of their efforts under the Collaboration to Cytokinetics in a timely manner using a mutually agreed reporting format. In connection with the services performed hereunder, Portola shall ensure that the Portola Personnel who perform such services shall maintain laboratory notebooks, records and data (“Records”) in accordance with good laboratory and research practices. All Records shall be the sole property of Cytokinetics, and shall be treated in all respects as Cytokinetics Information, as provided for in Article 7. All Records shall be delivered to Cytokinetics upon expiration or termination of this Agreement as provided for in Article 14.”

9.	Amendment of Section 3(a). Section 3(a) of the Agreement is hereby replaced with the following:

“Beginning as of the Second Amendment Effective Date, Portola hereby grants to Cytokinetics, subject to the terms and conditions of this Agreement: (i) the right to use the [***] located within Rooms G127, G129, G130, G131, G132, G134, G135, G136, G137, G138, G139, G141, G142, G143, G144, G145, G146, G147, G148, G149, G150, G151, G152, G153, G154 and G155 of the Master Premises (collectively the “Lab Space”); (ii) a license to use the Common Areas located in the Master Premises to the extent reasonably necessary for Cytokinetics to utilize the Lab Space; (iii) the right of ingress to and egress from the Master Premises along existing driveways, roads or paths; and (iv) the right to use the Personal Property. The Lab Space and the Common Areas shall be collectively referred to as the “Licensed Premises”. The Lab Space is depicted on Exhibit B attached hereto and incorporated herein by this reference. Cytokinetics’ licenses and rights described in this Section 3(a) shall be non-exclusive. Portola shall provide electricity, water, heating, ventilating and air conditioning to the Licensed Premises at the levels required for the uses permitted herein.”

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10.	Amendment of Section 3(b). Section 3(b) of the Agreement is hereby replaced with the following:

“Cytokinetics hereby expressly acknowledges and agrees to the following: (i) the Licensed Premises shall not be used by Cytokinetics for any purpose other than to conduct the studies and tasks described in the Research Plan or as allowed by the Sublease, whichever is stricter, and that Cytokinetics shall use the Licensed Premises in full compliance with the restrictions of the stricter of this Agreement or the Sublease; (ii) Cytokinetics Personnel shall not enter any portion of the Master Premises other than the Licensed Premises; (iii) Portola shall have priority access to, and use of, the Lab Space, and Cytokinetics shall have access to the Lab Space on an “as available” basis, provided that Portola shall use reasonable efforts to accommodate Cytokinetics’ need for such Lab Space; (iv) Cytokinetics has no right, title or interest in or to any of the Licensed Premises other than as expressly set forth herein and that the license hereby granted does not grant an estate in the Licensed Premises; (v) Cytokinetics shall not allow more than [***] ([***]) Cytokinetics Personnel in the Licensed Premises at any single time; and (vi) Cytokinetics shall allow only Cytokinetics Personnel into the Licensed Premises and shall not allow any invitees into the Licensed Premises without prior notice to Portola.”

11.	Amendment of Section 3(c). Section 3(c) of the Agreement is hereby replaced with the following:

“Cytokinetics may only use the Lab Space with Portola’s prior verbal or written permission. Cytokinetics agrees that the use of the Licensed Premises by Cytokinetics Personnel shall not interfere with Portola’s use of the Master Premises (other than reasonable interference caused by Cytokinetics’ use of the balance of the Licensed Premises in accordance with this Agreement) or any other tenant’s use of the Master Premises (other than reasonable interference caused by Cytokinetics’ use of the balance of the Licensed Premises in accordance with this Agreement).”

12.	Amendment to Section 3(e). Section 3(e) of the Agreement is hereby replaced with the following:

“During the term of this Agreement, Cytokinetics shall not make any alterations or improvements to the Licensed Premises or the Master Premises without the prior written consent of Portola, which consent may be withheld in Portola’s sole and absolute discretion.”

13.	Amendment of Section 4(a). Section 4(a) of the Agreement is hereby replaced with the following:

“(a) Fees.
     (i)     In consideration of the services provided by Portola under this Agreement, and beginning as of the Second Amendment Effective Date, Cytokinetics shall pay to Portola, an amount equal to the sum of the following: (1) the Infrastructure Fee (as defined below); (2) the [***] Study Fees (as defined below); (3) the Direct Cytokinetics Costs; and (4) the Replacement [***] Purchases. Notwithstanding the foregoing, in the event Portola does not maintain throughout any given month a [***] of at least [***] ([***]) [***] for use on behalf of Cytokinetics in connection with this Agreement, then the Infrastructure Fee for such month shall be reduced by [***] dollars ($[***]).
          (1)     The “Infrastructure Fee” to be charged to Cytokinetics is [***] dollars ($[***]) per month (subject to reduction as described in Section 4(a)(i) above) and covers all costs for services provided by Portola in such month relating to [***], [***] and related support and maintenance (including maintenance of a [***] of [***] to [***] ([***]-[***]) [***] for use on behalf of Cytokinetics), equipment for the conduct of studies (including [***] and [***] equipment), access and use by Cytokinetics Personnel of Portola’s [***] in the Master Premises, participation of [***] and [***] in a minimum of [***] ([***]) meetings per month with Cytokinetics Personnel and their

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consultation to Cytokinetics, and participation of [***] and [***] in the design of the CK [***] and setting up Cytokinetics’ [***] program (as described in Paragraph 1 of this Second Amendment).
     (ii)     In the event that the Parties agree to conduct any [***] studies or perform any related tasks in accordance with the Research Plan, then Portola shall propose a flat fee (an “[***] Study Fee”) for such [***] study or task based upon the protocol provided by Cytokinetics. If the proposed [***] Study Fee is acceptable to Cytokinetics, the Parties shall agree to such fee in writing, and Portola shall thereafter be obligated to perform such study in accordance with the protocol therefor. Solely for planning purposes, the following non-binding estimates of [***] Study Fees for certain types of [***] studies, including the [***] Study Fee, the [***] Study Fee, the [***] Study Fee, the [***] Study Fee, the [***] Study Fee and the [***] Study Fee, are set forth below.
          (1)     The “[***] Study Fee” to be charged to Cytokinetics for each study [***] conducted by Portola pursuant to this Agreement is approximately [***] dollars ($[***]), and covers all costs for the conduct of such study by Portola, including support of [***] and [***] analyses.
          (2)     The “[***] Study Fee” to be charged to Cytokinetics for each [***] study with [***] conducted by Portola pursuant to this Agreement is approximately [***] dollars ($[***]), and covers all costs for the conduct of such study by Portola, including support of [***] and [***] analyses.
          (3)     The “[***] Study Fee” to be charged to Cytokinetics for each [***] study [***] conducted by Portola pursuant to this Agreement is approximately [***] dollars ($[***]), and covers all costs for the conduct of such study by Portola, including support of [***] and [***] analyses.
          (4)     The “[***] Study Fee” to be charged to Cytokinetics for each [***] study [***] conducted by Portola pursuant to this Agreement is approximately [***] dollars ($[***]), and covers all costs for the conduct of such study by Portola, including support of [***] and [***] analyses.
          (5)     The “[***] Study Fee” to be charged to Cytokinetics for each study involving [***] and [***] conducted by Portola pursuant to this Agreement is approximately [***] dollars ($[***]), and covers the costs for the conduct of such study by Portola, including support of [***] and [***] analyses.
          (6)     The “[***] Study Fee” to be charged to Cytokinetics for each [***] study [***] conducted by Portola pursuant to this Agreement is approximately [***] dollars ($[***]), and covers the costs for the conduct of such study by Portola, including support of [***] and [***] analyses.
     (iii)     Notwithstanding anything herein to the contrary, Portola shall not charge Cytokinetics more than once for any given cost and no cost shall be included in more than one of the following: Infrastructure Fee, the Direct Cytokinetics Costs, and the [***] Study Fees.
     (iv)     Following each month of the Term beginning after the Second Amendment Effective Date, Portola shall provide Cytokinetics a detailed invoice for: (1) the Infrastructure Fee for such month; (2) the Direct Cytokinetics Costs incurred by Portola for such month; (3) the Replacement [***] Purchases for such month; and (4) the [***] Study Fees for the

***	Confidential treatment request pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***] studies completed in such month. Cytokinetics shall pay to Portola the amounts set forth in each such invoice as provided to Cytokinetics on a monthly basis within thirty (30) days of its receipt thereof or the end of the month in which Cytokinetics receives such invoice, whichever is later. Cytokinetics shall have the right, at its expense, exercisable upon reasonable prior written notice to Portola, once per calendar quarter during the Term and once after the Term, to inspect at Portola’s office during normal business hours Portola’s records as they relate to the amounts payable by Cytokinetics under this Agreement. Portola shall refund to Cytokinetics any overpayment identified by such inspection within thirty (30) days of request by Cytokinetics. The amounts payable to Portola under this Section 4(a) shall be payable, without demand (other than the invoice described in this Section 4(a)) or offset, in lawful money of the United States. If this Agreement terminates or expires on any date which is not the first day of a calendar month, the amounts payable to Portola under this Section 4(a) for such month shall be prorated based on the number of days in the applicable calendar month.
14.	Amendment of Section 9(b). Section 9(b) of the Agreement is hereby replaced with the following:

“Condition of Personal Property. Except as expressly set forth herein, Cytokinetics accepts the Personal Property in its AS-IS condition, and Cytokinetics acknowledges and agrees that Portola has made no representation or warranty of any kind, express or implied, with respect to the design, operation or condition of the Personal Property or any part thereof, or its fitness for a particular purpose. Cytokinetics shall take no action that causes any existing warranty covering all or any portion of the Personal Property to be invalidated (other than properly using the Personal Property as permitted under this Agreement), and Cytokinetics agrees to use the Personal Property in a manner so as not to damage the Personal Property throughout the Term hereof (subject to wear and tear from use authorized herein). Cytokinetics expressly acknowledges and agrees that Portola shall have priority access to, and use of the Personal Property, and Cytokinetics shall have access to the Personal Property on an “as available” basis, provided that Portola shall use reasonable efforts to accommodate Cytokinetics’ need to use such Personal Property and Cytokinetics shall have the right to use the Personal Property specifically designated for use by Cytokinetics at all times and Cytokinetics shall have the right to use the Personal Property located in the Lab Space as part of Cytokinetics’ use of the Lab Space as described in Section 3(a) above. Upon the expiration or earlier termination of this Agreement, the Personal Property shall be surrendered to Portola in its then, as-is condition, damage caused by Cytokinetics excepted. The Personal Property shall remain the property of Portola, and Cytokinetics shall have no right, title or interest therein except the right to use set forth in Section 2(a).”

15.	Amendment of Section 9(c). Section 9(c) of the Agreement is hereby replaced with the following:

“Cytokinetics shall not damage the Licensed Premises. Except as set forth in the immediately preceding sentence, Portola shall be solely responsible for maintaining the Licensed Premises, the Personal Property, and the building systems servicing the Licensed Premises, in good, clean condition and in compliance with all laws, including making or causing the Landlord to make all necessary repairs and replacements.”

16.	Amendment of Section 13. Section 13 of the Agreement is hereby replaced with the following:

“Term. The term of this Agreement shall begin on the Effective Date and end on December 31, 2006 (the “Term”).”

17.	Amendment to Section 14(f)(iii). Section 14(f)(iii) of the Agreement is hereby replaced with the following:

“Survival. The terms and provisions of the following Articles and Sections shall survive any expiration or termination of this Agreement: Articles 1, 2, 5, 7, 12 and 15; and Sections 4(d)

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(for the period set forth therein), 6(b)-6(g), 8(b) (solely with respect to the claims arising during the Term), 9(b) and 14(f).”

18.	Amendment of Exhibit D. Exhibit D to the Agreement and all references thereto in the Agreement are hereby deleted.

19.	Amendment of Exhibit E. Exhibit E to the Agreement shall be replaced by Exhibit E-1 set forth in Schedule A to this Second Amendment.
20.	Effectiveness. This Second Amendment shall be effective upon the Second Amendment Effective Date, subject to the signing by both Parties.

21.	Miscellaneous.
     (a)     Entire Agreement. The Agreement, as modified by, and together with, this Second Amendment, is the entire agreement between the Parties with respect to the subject matter of the Agreement. Except as specifically set forth in this Second Amendment, the relationship between the parties with respect to the subject matter of the Agreement continues to be governed by the terms of the Agreement, the provisions of which remain in full force and effect. In the event of a conflict between the terms of the Agreement and the terms of this Second Amendment, the terms of this Second Amendment control. This Second Amendment is not intended to confer any rights or remedies hereunder upon any person other than the Parties.
     (b)     Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.
     IN WITNESS WHEREOF, this Second Amendment has been executed by the Parties hereto to be effective as of the Second Amendment Effective Date.

PORTOLA PHARMACEUTICALS, INC.		CYTOKINETICS, INC.

By:	/s/ Charles Homcy	By:	/s/ Robert I. Blum

Name:	Charles Homcy	Name:	Robert I. Blum

Title:	CEO	Title:	President

Date:	3/17/06	Date:	3/16/06

SCHEDULE A TO SECOND AMENDMENT
Exhibit E-1
Research Plan
1.	Portola will conduct [***] activities for Cytokinetics in support of [***] studies for the Cytokinetics Research and Development Programs [***] (as determined by the Research Committee): [***], [***] and [***]. Study [***] will be [***] using [***], [***], [***] or [***] of [***] and [***] will be obtained and provided to Cytokinetics for further analysis.

2.	Portola and Cytokinetics will work collaboratively on [***], [***] and [***] associated with studies conducted by Portola Personnel under the Cytokinetics Research and Development Programs.

3.	Cytokinetics and Portola will work together to conduct collaborative studies related to the Cytokinetics Research and Development Programs and in line with Portola’s expertise. These studies may include:
a.	[***] and [***] studies using [***] and [***].

b.	[***] studies with [***] to be provided to Portola by Cytokinetics or Cytokinetics’ designee.

c.	[***] studies.

d.	[***] studies [***].

e.	[***] and [***].

f.	[***] studies.

g.	General [***], [***] and/or [***] as required and deemed appropriate by the Research Committee.

***	Confidential treatment request pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.